SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                JANUARY 29, 2003
                       -----------------------------------


                               NTL INCORPORATED
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-22616                      52-1822078
-------------------------------------------------------------------------------
(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                File Number)                Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                           --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
-------    ---------------------------------

           Exhibits

99.1 Order of the United States Bankruptcy Court for the Southern District of New York, dated January 29, 2003


ITEM 9.    REGULATION FD DISCLOSURE
-------    ------------------------

An order of US Bankruptcy Court Judge Allan L. Gropper related to When-Issued trading in NTL common stock between September 6, 2002 and January 10, 2003 has been issued. A copy of this Order is filed as an exhibit to this Form 8-K.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NTL INCORPORATED
                                      (Registrant)


                                      By: /s/ Richard J. Lubasch
                                          ---------------------------------
                                          Name: Richard J. Lubasch
                                          Title: Executive Vice President,
                                                  General Counsel and Secretary



Dated: January 29, 2003

                                 EXHIBIT INDEX
                                 -------------

Exhibit
-------

 99.1 Order of the United States Bankruptcy Court for the Southern District of New York, dated January 29, 2003


                                                                   Exhibit 99.1




UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-----------------------------------------x
In re:                                   :    Chapter 11
                                         :
NTL INCORPORATED, et al.,                :    Case No. 02-41316 (ALG)
                                         :
                Debtors.                 :    (Jointly Administered)
-----------------------------------------x

                                      ORDER
                                      -----

         Upon the Emergency Motion, dated January 15, 2003 (the "Motion"), of Maxcor Financial Inc., Owl Creek Asset Management, L.P., JMB Capital Partners L.P., Highbridge/Zwirn Capital Management, LLC, and Salomon Brothers Holding Company for (i) Clarification of this Court's Order of November 20, 2002 authorizing modifications to the above captioned reorganized Debtors' confirmed Second Amended Joint Plan of Reorganization and (ii) modification of the terms of "when-issued" trades (the "When-Issued Trades") of the securities to be issued pursuant to the Plan; and this Court having entered an Order dated January 16, 2003 (the "Interim Order") granting interim relief with respect to the Motion; and upon consideration of the objections and statements received in response thereto; and upon the hearings held before this Court; and after due deliberation and sufficient cause appearing for the relief granted herein;

         IT IS HEREBY ORDERED THAT:

         1. The interim relief granted in the second and third decretal paragraphs of the Interim Order shall remain in effect until 5:00 p.m. eastern standard time on February 5, 2003 and shall be dissolved thereafter;

         2. If any party to any When-Issued Trade seeks injunctive relief from this Court, it must be sought in the form of an adversary proceeding and a motion for a temporary restraining order and/or preliminary injunction, as the case may be, provided that all parties retain their rights to question the jurisdiction of this Court with respect to any aspect thereof;

         3. As between National Securities Clearing Corporation ("NSCC") and its members, all transactions due to settle on January 16, 2003 and thereafter shall proceed in accordance with the rules and procedures of NSCC, and all entities that settle on that basis may seek damages or other relief;

         4. Nothing in this Order, or in the Interim Order, shall, or shall be deemed to, have any effect whatsoever on this Court's (i) Findings Of Fact And Conclusions Of Law Relating To, And Order Under 11 U.S.C. ss. 1129(a) And (b) And Fed. R. Bankr. P. 3020 Confirming, Second Amended Joint Reorganization Plan Of NTL Incorporated And Certain Subsidiaries (the "Plan"), dated September 5, 2002, or (ii) Order Under 11 U.S.C. ss. 1127(b) Authorizing Modifications To Confirmed Reorganization Plan, dated November 20, 2002, nor shall this Order or the Interim Order affect the substantial consummation of the Plan;

         5. Nothing in this Order or the Interim Order shall constitute or be interpreted as suggesting or implying any findings of fact or conclusions of law with respect to any issue, and all parties in interest retain whatever rights and defenses they may have. Subject to the limitations in paragraph 2 hereof, this Order and the Interim Order are without prejudice to the rights of any party to any When-Issued Trade to seek any form of relief, including equitable relief or money damages in any court, tribunal, arbitration or other forum of competent jurisdiction; and

         6. As soon as practical, but in any event no later than February 3, 2003, the Reorganized Debtors shall (a) serve a copy of this Order via overnight courier (or in respect of clause (iv) below, by electronic means effected by NSCC) upon (i) the United States Trustee for the Southern District of New York;
(ii) the Nasdaq Stock Market, Inc. and the National Association of Securities Dealers, Inc.; (iii) all parties who filed notices of appearance in these cases; and (iv) all entities which are members of NSCC; (b) seek to post a copy of this Order through Bloomberg or a similar news-wire service; and (c) publish a copy of this Order in The Wall Street Journal (National Edition).

Dated:   New York, New York
         January 29, 2003



                          /s/  Allan L. Gropper
                          -----------------------------------------------------
                          ALLAN L. GROPPER
                          UNITED STATES BANKRUPTCY JUDGE